Exhibit 99.2


                              Company Confidential

                            REPRESENTATION AGREEMENT

     Made as of the 15th day of March, 2008 by and between More Energy Ltd., having its principal office at 2 Yodlat St., Global Park LOD 71281, Israel (hereinafter referred to as the "Company") and NICKOLI LLC, having its principal office at 206 - G St., Suite 3, Petaluma, CA 94952 (hereinafter referred to as the "Representative").

     Whereas, the Company has developed its 24/7 Power Pack for charging various hand held electronic devices, and has received UL Certification and Special Certification (SP -14504) from the U.S. Department of Transportation for air travel for said 24/7 Power Pack, (the "Product"); and

     Whereas, Representative declares that it has various business connections with companies who would be potential customers for the Product and that he is ready to promote such product to those potential customers and to assist the Company to the best of his abilities to enter into sales agreements with such potential customers, should the Company wish to do so; and

     Whereas, in consideration for the abovementioned services the Company is willing to pay Representative a fee in the amount and on the conditions all as set forth in this Agreement.

                    Therefore it is hereby agreed as follows:

1.   Preamble

1.1. The preamble to this Agreement forms an integral part of this Agreement.

1.2. Headings preceding the text and clauses hereof have been inserted solely for convenience and reference and shall not be construed to affect the meaning, construction or effect of this Agreement.

2.   Definitions

In this Agreement, the following terms shall have the meaning ascribed thereto in this Section 2.

2.1. "Customers" shall mean companies listed on Annex 1 to this Agreement, which annex may be updated by the Parties from time to time by signature by both parties of an amended Annex 1 hereto. The Company reserves the right to delete a company from the list of Annex 1 if a sale to such company has not been affected within 12 months of said company being included in Annex 1.

2.2. "Payment" shall mean the non-refundable receipt by the Company from the Customer under Orders/Sales Agreements of the purchase price for the Products ordered thereunder.

2.3. "Effective Date" shall mean March 15, 2008.

2.4. "Product" shall mean the Companies' 24/7 Power Pack as described in the Preamble hereto.

2.5. "2nd Generation Product" shall mean improved or modified versions of the Product which provides portable charging power to handheld electronic devices.

2.6. "Other Products" shall mean other fuel cell products which the Company may develop during the term of this Agreement.

3.   Term of the Agreement

     This Agreement shall be valid for a term of 72 months from the Effective Date, unless extended by written agreement of the Parties for an additional period. At the end of the term the parties will meet to discuss the possibility and terms for an extension of the term which would take effect only upon signature of an Extension Amendment by both parties hereto.

4.   Services of the Representative

     (A) The Representative shall advise the company on an exclusive basis, in connection with marketing the Product to the Customers.

     (B) The Representative undertakes to act with all due diligence and good faith in order to promote the sale of the Product to the Customers. Representative will not, during the term of this Agreement and at least 6 months thereafter, directly or indirectly promote for sale products which are competitive with the Product. The Representative declares and warrants that it is free to contract with the Company to perform the services contemplated by this Agreement and that such contract or performance thereunder will not violate any agreement, fiduciary obligation, or restrictions to which the Representative may be subject.

     (C) The Company may refuse to discuss or negotiate any proposed transaction with any Customer for any reason whatsoever, and may terminate negotiations and/or agreements with any party at any time at its own discretion with no liability to the Representative. The Company will have exclusive authority to determine the contractual terms and conditions to be included in all sales contracts with Customers.

5.   Remuneration

     (A) The Representative will be entitled to * per Product purchased by a Customer as compensation with respect of the Payments received by the Company from the sales of the Product and/or 2nd Generation Products to Customers during the term of this Agreement.

     The Company shall pay the fee to the Representative within 30 days of receipt by the Company of the applicable Payment from the Customer. Payment shall be made in US Dollars to a bank designated in writing by the Representative to the Company.


* Subject to a request for confidential treatment; Separately filed with the Commission

     (B) The Company agrees not to directly market the Product or 2nd Generation Products to Customers without Representative's agreement and not to appoint other third party agents or marketing representatives of the Company to market the Product to the Customers. The Company agrees that during the term of this Agreement all bona fide inquiries and orders received by the Company from Customers will be referred to Representative. Notwithstanding the previous two sentences, it is understood that the Company may enter into agreements with third party companies to act as distributors of the Product and this Agreement and the restrictions on and/or remuneration obligation of the Company hereunder applies only to sales made directly by the Company to the Customers, and any sales of the Product by such third Party company distributors is specifically excluded.

     (C)  The  fee to be  paid  to  Representative  pursuant  to the  terms  and conditions of (A) and (B) above constitute the full and complete consideration due to Representative in connection with this Agreement, and include full compensation and reimbursement for any and all obligations, expenses, charges and costs of whatever nature incurred and/or to be incurred by Representative.

     (D) The Company agrees that during the Term of this Agreement it will inform Representative of new Other Products in development by the Company and, unless precluded by third party agreements, the Company will negotiate in good faith with Representative to have such Other Products included under this Agreement with respect to Customers who have purchase Products or 2nd Generation Products from the Company. Furthermore, the Parties will investigate opportunities for Representative to promote transactions with Customers for such Customers investment or strategic participation in the development of Other Products with the Company.

6.   Secrecy

     The Representative undertakes that during the period of the Agreement and for a period of 1 year thereafter he shall not disclose any information learned by him during the course of his business dealings with the company where such information is in the nature of a trade secret or business sensitive information.

7.   Miscellaneous

     (A) Any claim between the parties shall be decided according to the law of the State of New York.

     (B) This Agreement may not be assigned without prior notice by either party, and subject to the mutual consent and written approval of any such assignment.

     (C) This Agreement constitutes the complete understanding between the parties, unless amended by a subsequent written instrument signed by the Parties.

     (D) Representative and/or any of its employees and/or any other person acting on its behalf, is acting herein solely as an independent contractor and not as an agent, representative, and/or employee of the Company, the Company's parent or affiliates.

     Representative has no authority to incur any liability on behalf of the Company or any parent or affiliate of the Company or in any way to pledge the Company or its parent or affiliates credit and/or to submit or accept on behalf of the Company or its parent or affiliates any proposal, contract and/or offer and the Representative and will not be responsible in any manner for payments to suppliers and/or agents and/or distributors, and/or Customers.

     NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT OR SERVICES OR MATERIALS PROVIDED HEREUNDER, OR FOR LOSS OF BUSINESS OR PROFITS OR OTHER COMMERCIAL LOSS, HOWEVER CAUSED, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     (E) A waiver by either party of any term or condition of this Agreement in one instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance or of any subsequent breach. All rights, remedies, undertakings and obligations herein are cumulative.

     (F) The addresses for the parties shall be as set out in the introduction to this agreement. Any notice sent by registered post to one of the above addressees shall be regarded as having reached its destination within 3 days from the date of dispatch if sent by registered post and if by fax at the moment of dispatch.

     IN WITNESS WHEREOF the parties have signed here below



More Energy Ltd.
                                            ------------------------------------

By:    /s/ Jacob Weiss                      By:    /s/ J. Mejia
   ---------------------------------            --------------------------------

Name:  Jacob Weiss                          Name:  J. Mejia
      ------------------------------              ------------------------------

Date:  March 11th, 2008                     Date:  4/2/08
      ------------------------------              ------------------------------






By:    /s/ Israel Fisher                    By:    /s/ Aldo Accuela
   ---------------------------------            --------------------------------

Name:  Israel Fisher                        Name:  Aldo Accuela
      ------------------------------              ------------------------------

Date:  March 15th, 2008                     Date:  4-4-08
      ------------------------------              ------------------------------

                              Company Confidential

                       ANNEX 1 to Representation Agreement

"Customers" for purposes of this Representation Agreement between More Energy Ltd. and Nickoli dated as of shall mean the following companies:

>>                *

>>                *

>>                *

>>                *

>>                *

>>                *

>>                *

>>                *








More Energy Ltd.
                                            -----------------------------------

By:   /s/ Jacob Weiss                       By:   /s/ Jose Mejia
   --------------------------------             -------------------------------

Name: Jacob Weiss                           Name: Jose Mejia
      -----------------------------               -----------------------------

Date: March 15, 2008                        Date: 4/2/08
      -----------------------------               -----------------------------






By:   /s/ Israel Fisher                     By:   /s/ Aldo Accuela
   --------------------------------             -------------------------------

Name: Israel Fisher                         Name: Aldo Accuela
      -----------------------------               -----------------------------

Date: March 15, 2008                        Date: 4-4-08
      -----------------------------               -----------------------------






* Subject to a request for confidential treatment; Separately filed with the Commission